PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2019
PROPERTY PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

15. PROPERTY, PLANT AND EQUIPMENT

($ millions)	Oil and Gas Properties	Plant and Equipment	Total

Cost

At December 31, 2017	36 209	78 639	114 848

Additions	1 221	3 958	5 179

Transfers from exploration and evaluation	31	—	31

Acquisitions (notes 32 to 34)	289	948	1 237

Changes in decommissioning and restoration	85	(22)	63

Disposals and derecognition	(375)	(4 785)	(5 160)

Foreign exchange adjustments	385	291	676

At December 31, 2018	37 845	79 029	116 874

Adoption of IFRS 16 (note 5)	—	1 792	1 792

Additions	1 245	4 351	5 596

Changes in decommissioning and restoration	1 846	49	1 895

Disposals and derecognition	(116)	(439)	(555)

Foreign exchange adjustments	(224)	(214)	(438)

At December 31, 2019	40 596	84 568	125 164

Accumulated provision

At December 31, 2017	(17 975)	(23 380)	(41 355)

Depreciation, depletion, amortization and impairment	(1 739)	(3 849)	(5 588)

Disposals and derecognition	255	4 545	4 800

Foreign exchange adjustments	(324)	(162)	(486)

At December 31, 2018	(19 783)	(22 846)	(42 629)

Depreciation, depletion, amortization and impairment	(2 871)	(7 764)	(10 635)

Disposals and derecognition	116	349	465

Foreign exchange adjustments	149	126	275

At December 31, 2019	(22 389)	(30 135)	(52 524)

Net property, plant and equipment

December 31, 2018	18 062	56 183	74 245

December 31, 2019	18 207	54 433	72 640

	December 31, 2019			December 31, 2018

($ millions)	Cost	Accumulated Provision	Net Book Value	Cost	Accumulated Provision	Net Book Value

Oil Sands	85 246	(30 581)	54 665	80 295	(22 654)	57 641

Exploration and Production	22 876	(15 298)	7 578	21 867	(14 075)	7 792

Refining and Marketing	15 342	(5 768)	9 574	13 627	(5 092)	8 535

Corporate and Eliminations	1 700	(877)	823	1 085	(808)	277

	125 164	(52 524)	72 640	116 874	(42 629)	74 245

At December 31, 2019, the balance of assets under construction and not subject to depreciation or depletion was $5.6 billion (December 31, 2018 – $4.7 billion).

Due to continued volatility in the crude oil price environment and resulting declines in forecasted long-term heavy crude oil prices, the company performed an asset impairment test on its Fort Hills CGU in the Oil Sands segment. Due to an increase to forecasted capital expenditures within the White Rose CGU, the company also performed an impairment test within the Exploration and Production segment as at December 31, 2019. The impairment tests were performed using recoverable amounts based on the fair value less cost of disposal. An expected cash flow approach was used with the key assumptions discussed below (Level 3 fair value inputs – note 26):

Oil Sands

As a result of the impairment test, the company recorded impairment of $2.80 billion (net of taxes of $0.91 billion) on its share of the Fort Hills project in the Oil Sands segment using the following asset-specific assumptions:

•

Western Canadian Select (WCS) price forecast of US$40.75/bbl in 2020, US$45.60/bbl in 2021, US$49.65/bbl in 2022, US$51.55/bbl in 2023 and US$52.90/bbl in 2024, escalating at 2% per year thereafter over the life of the project up to 2060, adjusted for asset-specific location and quality differentials;

•	the company's share of production ranging from 96,000 to 106,000 bbls/d over the life of the project;
•

cash operating costs averaging $22/bbl to $24/bbl over the life of the project (expressed in real dollars), reflects Operating, Selling and General expense adjusted for non-production costs including Share-based compensation, Research costs, and Excess power revenue; and

•	risk-adjusted discount rate of 7.5% (after-tax).

The recoverable amount of the Fort Hills CGU was $7.7 billion as at December 31, 2019, which also includes the cost of carbon compliance in accordance with current provincial and federal regulations which starts at $30/tonne in 2020, reaches $50/tonne by 2022 and escalates at the rate of inflation thereafter. Estimate of the recoverable amount is most sensitive to the WCS price forecast and discount rate. A 5% decrease in price would have resulted in an increase to the impairment charge of approximately $1.2 billion (after-tax) on the company's share of the Fort Hills assets. A 1% increase in the discount rate would have resulted in an increase to the impairment charge of approximately $900 million (after-tax) on the company's share of the Fort Hills assets.

Exploration and Production

As a result of the impairment test, the company recorded impairment of $393 million (net of taxes of $128 million) on its share of the White Rose assets in the Exploration and Production segment using the following asset-specific assumptions:

•	Brent price forecast of US$65/bbl in 2020, escalating at 2% per year thereafter over the life of the project up to 2036 and adjusted for asset-specific location and quality differentials;
•	the company's share of production of approximately 8,700 bbls/d over the life of the project;
•	the company's share of future capital expenditures of $1.4 billion, including the West White Rose expansion; and
•	risk-adjusted discount rate of 9.0% (after-tax).

The recoverable amount of the White Rose CGU was $360 million as at December 31, 2019, which also includes the cost of carbon compliance in accordance with current provincial and federal regulations which starts at $30/tonne in 2020, reaches $50/tonne by 2022 and escalates at the rate of inflation thereafter. Estimate of the recoverable amount is most sensitive to the Brent price forecast and discount rate. A 5% decrease in price would have resulted in an increase to the impairment charge of approximately $85 million (after-tax) on the company's share of the White Rose assets. A 1% increase in the discount rate would have resulted in an increase to the impairment charge of approximately $35 million (after-tax) on the company's share of the White Rose assets.